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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):       MARCH 28, 2005
                                                   -----------------------------

                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                        1-16699                75-2590292
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:      (323) 582-9977
                                                    ----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01. OTHER EVENTS

    2005 Annual Meeting of Stockholders
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         Overhill Farms, Inc. ("Company") is preparing to hold its 2005 annual meeting of stockholders at 9:00 a.m. on May 18, 2005 at the Company's principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058. All holders of record of the Company's common stock and Series A Convertible Preferred Stock outstanding as of the close of business on April 18, 2005 will be entitled to vote at the annual meeting. Because the date of this year's annual meeting has been changed by more than 30 days from the date of last year's annual meeting, the Company's management desires to inform the Company's stockholders of the revised deadlines for stockholder proposals to be discussed and voted upon at the 2005 annual meeting.

         Proposals by stockholders that are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's 2005 annual meeting must be delivered to the Company's secretary at the Company's principal executive offices by Friday, April 1, 2005 in order to be considered for inclusion in the Company's proxy materials. Those proposals may be included in the Company's proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

         For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received by, the Company's secretary at the Company's principal executive offices between Tuesday, March 29, 2005 and Thursday, April 28, 2005. The notice must set forth as to each matter the stockholder proposes to bring before the meeting the following information:

                  (1) a brief description of the business proposed to be brought before the meeting and the reasons for conducting such business at the meeting;

                  (2) the name and address, as they appear on the Company's books, of the stockholder proposing the business;

                  (3) the number of shares of the Company's voting stock that are beneficially owned by the stockholder; and

                  (4) any material interest of the stockholder in the business proposed.

If the presiding officer at the annual meeting determines and declares that a stockholder who wishes to bring business before the annual meeting has failed to comply with this notice procedure, then the business proposed by the stockholder shall not be transacted.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2005

                                               OVERHILL FARMS, INC.

                                               By:  /s/ JOHN STEINBRUN
                                                  ------------------------------
                                                    John Steinbrun,
                                                    Chief Financial Officer

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